November 7, 2022 Delek US Holdings, Inc. Third Quarter 2022 Earnings Call Exhibit 99.2

Disclaimers 2 Forward Looking Statements: Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (“Delek Logistics”; and collectively with Delek US, “we” or “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL”, respectively. These slides and any accompanying oral and written presentations contain forward-looking statements within the meaning of federal securities laws that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. These forward-looking statements include, but are not limited to, the statements regarding the following: financial and operating guidance for future and uncompleted financial periods; financial strength and flexibility; potential for and projections of growth; return of cash to shareholders, stock repurchases and the payment of dividends, including the amount and timing thereof; cost reductions; crude oil throughput; crude oil market trends, including production, quality, pricing, demand, imports, exports and transportation costs; the performance of our joint venture investments; the potential for, and estimates of cost savings and other benefits from, acquisitions, divestitures, dropdowns and financing activities; long-term value creation from capital allocation; execution of strategic initiatives and the benefits therefrom, including unlocking value through the sum of the parts strategy. Words such as "may," "will," "should," "could," "would," "predicts," "potential," "continue," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates," "appears," "projects" and similar expressions, as well as statements in future tense, identify forward-looking statements. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements: uncertainty related to timing and amount of value returned to shareholders; risks and uncertainties with respect to the quantities and costs of crude oil we are able to obtain and the price of the refined petroleum products we ultimately sell, including uncertainties regarding future decisions by OPEC regarding production and pricing disputes between OPEC members and Russia; risks related to realizing the anticipated benefits of the 3 Bear acquisition and how the failure to do so could adversely affect our business, financial results, and operations; uncertainty relating to the impact of the COVID-19 outbreak on the demand for crude oil, refined products and transportation and storage services; Delek US’ ability to realize cost reductions; risks related to Delek US’ exposure to Permian Basin crude oil, such as supply, pricing, production and transportation capacity; gains and losses from derivative instruments; management's ability to execute its strategy of growth through acquisitions and the transactional risks associated with acquisitions and dispositions; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; changes in the scope, costs, and/or timing of capital and maintenance projects; the ability of the Wink to Webster joint venture to construct the long-haul pipeline; operating hazards inherent in transporting, storing and processing crude oil and intermediate and finished petroleum products; our competitive position and the effects of competition; risks associated with the physical effects of climate change and severe weather; general economic and business conditions affecting the geographic areas in which we operate; and other risks contained in Delek US’ and Delek Logistics’ filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results, and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics undertakes any obligation to update or revise any such forward-looking statements. Non-GAAP Disclosures: Delek US and Delek Logistics believe that the presentation of adjusted net income (loss), adjusted net income (loss) per share (“adjusted EPS”), earnings before interest, taxes, depreciation and amortization ("EBITDA"), adjusted EBITDA and adjusted segment contribution margin provide useful information to investors in assessing their financial condition, results of operations and cash flow their business is generating. Adjusted net income (loss), adjusted EPS, EBITDA, adjusted EBITDA and adjusted segment contribution margin should not be considered as alternatives to net income (loss), operating income (loss), contribution margin, cash from operations or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. Non-GAAP measures have important limitations as analytical tools because they exclude some, but not all, items that affect net income. Additionally, because adjusted Non-GAAP measures may be defined differently by other companies in its industry, Delek US' and Delek Logistics’ definitions may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. Please see reconciliations of adjusted net income (loss), adjusted EPS, EBITDA, adjusted EBITDA, and adjusted segment contribution margin to their most directly comparable financial measures calculated and presented in accordance with U.S. GAAP in the appendix. Net debt, calculated as long-term debt including both current and non-current portions (the most comparable GAAP measure) less cash and cash equivalents as of a specific balance sheet date, also a non-GAAP financial measure, is an important measure to monitor leverage and evaluate the balance sheet. Please see reconciliation of net debt to long-term debt on slide 5.

Third Quarter 2022

- **Reported EPS of $0.10 and adjusted EPS of $0.02 [1]**
  - Net income of $7.4 million, Adjusted net income of $1.1 million
  - Adjusted EBITDA of $135.8 million incl. unfavorable inventory headwinds of $225.1 million [1]
- **Second consecutive quarter of strong operational performance with record crude utilization of 99%**
- **Capital Allocation Update:**
  - 3Q22 exceeded top-end of buyback guidance
  - 4Q22 expect $75 - $100 million repurchases
  - 4Q22 expect $100 - $150 million debt reduction
  - Raised quarterly dividend $0.01/sh to $0.21/sh
- **Progressing sum of the parts valuation unlock**
  - Hired head of Corporate Development
  - Formally retained Bankers
- **Evaluating opportunities to reduce cost structure and improve efficiency of portfolio**

Record Refinery Utilization 2nd Consecutive Qtr



310,000
290,000
270,000
250,000
230,000
210,000
190,000
170,000
100%
95%
90%
85%
80%
75%
70%
65%
60%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
2019
2020
2021
2022
Total bbls
Utilization

Balance Sheet Flexibility



$1,250
$1,000
$750
$808
$788
$794
$833
$831
$857
$854
$1,245
$1,153
3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22
Consolidated Cash

(1) See slides 9, 10, 11, and 12 for a reconciliation of adjusted net income to net income, adjusted net income per share to net income per share, adjusted EBITDA to net income, and contribution margin to adjusted segment contribution margin.
(2) Excluding intercompany eliminations.
(3) Based on a comparison to Adjusted EBITDA previously reported on quarterly results earnings releases furnished under Item 2.02 on Forms 8-K.

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4 Third Quarter 2022 • Strong financial position with $1.15 billion of cash on the balance sheet • Cash flow from operating activities of approx. $130 million ◦ Cash flow from operating activities (excluding working capital) of approx. $129 million ▪ Negatively impacted by $225.1 million inventory headwinds ◦ Working capital benefit on cash flow by approx. $1 million • Total investing activities of approx. $(99) million: ◦ Reflects capital investments mainly oriented toward Midstream growth • Financing activities of approx. $(122) million ◦ Reflects DKL financing to fund acquisition ◦ Cash Returned to Shareholders of $(68) million (1) Numbers may not foot due to rounding. $1,245 $129 $1 $(99) $(122) $1,154 6/30/2022 Cash Balance Operating Cash Flow (excluding working capital) Working Capital Investing Activities Financing Activities 9/30/22 Cash Balance $— $250 $500 $750 $1,000 $1,250 $1,500 Total Consolidated Cash Flows (1)

5 Capitalization • Delek US Consolidated at September 30, 2022 ◦ Cash of $1.15 billion ◦ Net debt of $1.58 billion • Excluding Delek Logistics at September 30, 2022 ◦ Cash of $1.14 billion ◦ Net debt of $146 million • Balance sheet provides financial flexibility • DKL debt balance reflects 3 Bear Delaware - NM, LLC which closed June 1st ($ in millions)(1) 9/30/2022 12/31/2021 (2) Current Portion of Long-Term Debt $63 $92 Long-Term Debt $2,671 $2,126 Total Debt $2,734 $2,218 Cash $1,154 $857 Net Debt Delek US Consolidated $1,580 $1,361 Delek Logistics Total Debt $1,449 $899 Cash $15 $4 Net Debt Delek Logistics $1,434 $895 Delek US, excl. Delek Logistics Total Debt $1,285 $1,319 Cash $1,139 $853 Net Debt Delek US excluding DKL $146 $466 Net Debt to Cap Delek US Consolidated 39% 42% Net Debt to Cap (excluding DKL Debt) 13% 32% (1) Numbers may not foot due to rounding. (2) Includes restatement for LIFO to FIFO accounting changes.

6 Guidance 4Q22 Guidance Range ($ in millions) Low High Consolidated Operating Expenses $190 $200 Consolidated G&A $82 $87 Consolidated Depreciation and Amort. $75 $80 Net Interest Expense $55 $60 Total Crude Throughput 280,000 290,000 Share Repurchases $75 $100 Debt Reduction $100 $150

• 2022 Capital spending guidance of approximately $290 to $300 million ◦ Growth capital focused toward: ▪ Recently acquired 3 Bear assets ▪ Accelerating DPG activity ▪ New Retail stores to industry • Third Quarter 2022 capital expenditures were $81 million 7 Capital Expenditure Nine Months Ended September 30, 2022 2022 Forecast Refining: Regulatory $4.0 $9.7 Maintenance/reliability $50.6 $100.9 Discretionary/business development $1.4 $2.9 Refining segment total $56.0 $113.5 Logistics: Regulatory $2.9 $4.6 Maintenance/reliability $1.1 $1.7 Discretionary/business development $64.0 $110.5 Logistics segment total $68.0 $116.8 Retail: Regulatory $0.0 $0.0 Maintenance/reliability $3.3 $4.5 Discretionary/business development $19.3 $29.0 Retail segment total $22.6 $33.5 Other: Regulatory $1.9 $3.8 Maintenance/reliability $20.6 $24.4 Discretionary/business development $5.0 $8.0 Other total $27.5 $36.2 Total capital expenditures $174.1 $300.0

Questions and Answers

9 Reconciliation of Net Income (Loss) attributable to Delek to Adjusted Net Income (Loss) Three Months Ended September 30, 2022 2021 $ in millions (unaudited) 2022 As Adjusted (1) (Unaudited) Reported net income (loss) attributable to Delek $ 7.4 $ 11.8 Adjusting items (2) Inventory LCM valuation loss (benefit) 15.6 0.2 Business interruption insurance recoveries (3) (5.7) — El Dorado refinery fire losses, net of related recoveries, net — (0.8) Unrealized hedging (gain) loss where the hedged item is not yet recognized in the financial statements (19.4) 0.2 Contract termination recoveries in excess of amounts that have or will impact net income — (7.8) Transaction related expense 3.2 — Total adjusting items (2) (6.3) (8.2) Adjusted net income (loss) $ 1.1 $ 3.6 (1) Adjusted to reflect the retrospective change in accounting policy from LIFO to FIFO for certain inventories. (2) All adjustments have been tax effected using the estimated marginal income tax rate, as applicable. (3) See further discussion in the "Significant Transactions During the Quarter Impacting Results" section on page 8 of the Q3 2022 Earnings Release.

10 Reconciliation of U.S. GAAP Income (Loss) per share to Adjusted Net Income (Loss) per share: Three Months Ended September 30, $ per share (unaudited) 2022 2021 As Adjusted(1) (Unaudited) Reported diluted income (loss) per share $ 0.10 $ 0.16 Adjusting items, after tax (per share) (2) (3) Net inventory LCM valuation loss (benefit) 0.22 — El Dorado refinery fire net losses (recoveries) — (0.01) Business interruption insurance recoveries (4) (0.08) — Total unrealized hedging (gain) loss where the hedged item is not yet recognized in the financial statements (0.27) — In-substance indemnification recoveries from WTW Contract Termination in excess of amounts that have or will have impact net income — (0.10) Transaction related expenses 0.05 — Total adjusting items (2) (0.08) (0.11) Adjusted net income (loss) per share $ 0.02 $ 0.05 (1) Adjusted to reflect the retrospective change in accounting policy from LIFO to FIFO for certain inventories. (2) The adjustments have been tax effected using the estimated marginal tax rate, as applicable. (3) For periods with Adjusted net loss, per share amounts are presented using basic weighted average shares outstanding. (4) See further discussion in the "Significant Transactions During the Quarter Impacting Results" section on page 8 of the Q3 2022 Earnings Release.

11 Reconciliation of Net Income (Loss) attributable to Delek to Adjusted EBITDA Three Months Ended September 30, $ in millions (unaudited) 2022 2021 As Adjusted(1) Reported net income (loss) attributable to Delek $ 7.4 $ 11.8 Add: Interest expense, net 50.7 37.5 Income tax expense (benefit) 4.0 4.5 Depreciation and amortization 72.9 60.8 EBITDA attributable to Delek 135.0 114.6 Adjusting items Net inventory LCM valuation loss (benefit) 20.3 0.2 Business Interruption insurance recoveries (2) (7.3) — El Dorado refinery fire losses, net of related insurance recoveries — (1.0) Unrealized hedging (gain) loss where the hedged item is not yet recognized in the financial statements (25.8) 0.2 Contract termination recoveries in excess of amounts that have or will impact EBITDA — (20.9) Transaction related expenses 4.2 — Net income attributable to non-controlling interest 9.4 8.8 Total Adjusting items 0.8 (12.7) Adjusted EBITDA $ 135.8 $ 101.9 (1) Adjusted to reflect the retrospective change in accounting policy from LIFO to FIFO for certain inventories. (2) See further discussion in the "Significant Transactions During the Quarter Impacting Results" section on page 8 of the Q3 2022 Earnings Release.

Reconciliation of U.S. GAAP Segment Contribution Margin to Adjusted Segment Contribution Margin

$ in millions (unaudited)	Refining	Logistics	Retail	Corporate, Other and Eliminations	Consolidated
	Three Months Ended September 30, 2022				
Reported segment contribution margin	$ 106.0	$ 90.5	$ 17.4	$ (31.4)	$ 182.5
Adjusting items					
Net inventory LCM valuation (benefit) loss	20.3	—	—	—	20.3
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements	(27.0)	—	—	(0.3)	(27.3)
Unrealized RINs and other hedging (gain) loss where the hedged item is not yet recognized in the financial statements	1.5	—	—	—	1.5
Total unrealized hedging (gain) loss where the hedged item is not yet recognized in the financial statements	(25.5)	—	—	(0.3)	(25.8)
Total Adjusting items	(5.2)	—	—	(0.3)	(5.5)
Adjusted segment contribution margin	$ 100.8	$ 90.5	$ 17.4	$ (31.7)	$ 177.0

$ in millions (unaudited)	Refining [1]	Logistics	Retail	Corporate, Other and Eliminations	Consolidated[1]
	Three Months Ended September 30, 2021, As Adjusted [1]				
Reported segment contribution margin [2]	$ 82.1	$ 66.9	$ 17.9	$ (16.9)	150.0
Adjusting items					
Net inventory LCM valuation (benefit) loss	0.3	(0.1)	—	—	0.2
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements	(1.5)	—	0.1	—	(1.4)
Unrealized RINs and other hedging (gain) loss where the hedged item is not yet recognized in the financial statements	1.6	—	—	—	1.6
Total unrealized hedging gain where the hedged item is not yet recognized in the financial statements	0.1	—	0.1	—	0.2
Total Adjusting items	0.4	(0.1)	0.1	—	0.4
Adjusted segment contribution margin	$ 82.5	$ 66.8	$ 18.0	$ (16.9)	$ 150.4

[1] Adjusted to reflect the retrospective change in accounting policy from LIFO to FIFO for certain inventories.

[2] Reflects the prior period conforming reclassification adjustment between operating expenses and general and administrative expenses.

Delek US

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